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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) July 1, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702              34-1531521
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 (State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)             File Number)        Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut          06880
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        (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure
        (information being furnished under Item 12. Results of Operations and Financial Condition)

     In accordance with the instructions of the Securities and Exchange Commission, the following information, which is intended to be furnished pursuant to this Form 8-K under Item 12, "Results of Operations and Financial Condition," is being furnished under Item 9, "Regulation FD Disclosure."

     On July 1, 2003, Terex Corporation (the "Company") issued a press release providing an update with respect to its recent operating activities and the current business environment for its products. The Company provided information with respect to certain restructuring charges, goodwill impairment and earnings for the second quarter and full year 2003. The Company also noted completion of its previously announced redemption of $50 million principal amount of its senior subordinated notes.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on July 1, 2003.


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 1, 2003


                                                    TEREX CORPORATION


                                                    By:  /s/ Eric I Cohen
                                                         Eric I Cohen
                                                         Senior Vice President